                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             THE RIGHT START, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             THE RIGHT START, INC.
                          5334 Sterling Center Drive
                      Westlake Village, California 91361



                                                              September 30, 1996


DEAR SHAREHOLDERS:

     Our Annual Meeting of Shareholders will be held on November 12, 1996, at 10:00 a.m., at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California. We urge you to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key personnel responsible for management of your Company and to cover any questions you may have.

     The formal Notice of Meeting, the Proxy Statement and the proxy card are enclosed. A copy of the Annual Report to Shareholders describing the Company's operations during the fiscal year ended June 1, 1996 is enclosed.

     We hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

     If you have shares in more than one name or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the proxy cards you receive so that all of your shares may be voted. We look forward to meeting you at the November 12, 1996 Annual Meeting of Shareholders.

                                    Very truly yours,



                                    Jerry R. Welch
                                    Chairman of the Board, President
                                    and Chief Executive Officer

                             THE RIGHT START, INC.
                          5334 Sterling Center Drive
                      Westlake Village, California 91361


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              ___________________

                         TO BE HELD NOVEMBER 12, 1996


     The Annual Meeting of The Right Start, Inc. (the "Company") will be held at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California on November 12, 1996, at 10:00 a.m. for the following purposes:

          1. To elect six (6) directors to hold office until the next annual meeting and until their successors are elected; and

          2. To ratify the appointment of Price Waterhouse LLP as independent auditors for the fiscal year ending May 31, 1997 (Proposal 1); and

          3. To approve a proposed amendment to the Company's 1991 Employee Stock Option Plan (the "1991 Plan") increasing the maximum aggregate number of shares of the Company's common stock subject to the 1991 Plan (Proposal
     2); and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on September 25, 1996, is the date of record for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     All shareholders are urged to attend the meeting in person or by proxy. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED PREPAID RETURN ENVELOPE. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.


                              By Order of The Board of Directors



                              Gina M. Shauer
                              Secretary

Westlake Village, California

September 30, 1996

                             THE RIGHT START, INC.
                                 _____________

                                PROXY STATEMENT


                INFORMATION CONCERNING SOLICITATION AND VOTING


SOLICITATION AND REVOCATION OF PROXIES

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of The Right Start, Inc. (the "Company") for use in connection with the Annual Meeting of Shareholders to be held on the 12th day of November, 1996 at 10:00 a.m. and at any and all adjournments thereof.

     The persons named as proxies were designated by the Board of Directors and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a proxy bearing a later date or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. All proxies which are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted FOR the election of the director nominees listed below, FOR Proposal 1 to ratify the appointment of Price Waterhouse as independent auditors for the Company and FOR Proposal 2 to approve a proposed amendment to the Company's 1991 Employee Stock Option Plan (the "1991 Plan") increasing the maximum aggregate number of shares of the Company's common stock subject to the 1991 Plan.

     This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about September 30, 1996. The entire cost of the solicitation of proxies will be borne by the Company. Expenses will also include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company's common stock. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit proxies personally or by telephone, telegraph or cable.


VOTING AT THE MEETING

     The shares of common stock constitute the only class of securities of the Company entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on September 25, 1996 will be entitled to vote at the meeting or any adjournment or postponement thereof. As of September 25, 1996, there were 7,949,306 shares of common stock issued and outstanding, each share being entitled to one vote on each matter to be voted upon, except that voting for directors may be cumulative. A shareholder intending to cumulate votes for directors must notify the Company of such intention at the meeting prior to commencement of the voting for directors. If any shareholder has given such notice, every shareholder may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among two or more candidates.

     Discretionary authority to cumulate votes represented by proxies is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed Proxy to cumulate votes represented by proxies for individual nominees in accordance with their best judgment in order to assure the election of as many of the nominees to the Board of Directors as possible.

                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

          The following table sets forth certain information, as of September 25, 1996, with respect to all those known by the Company to be the beneficial owners of more than 5% of its outstanding common stock, each director who owns shares of common stock, each executive officer named in the Summary Compensation Table (the "Named Executive Officers"), and all directors and executive officers of the Company as a group.

                                             Amount and Nature of
Name and Address of Beneficial Owner       Beneficial Ownership (1)    Percent of Class
------------------------------------       ------------------------    -----------------
KAIM Non-Traditional, L.P. (2)                  3,077,709                  38.7%
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Fred Kayne (3)                                    641,693                   8.0%
Fortune Fashions
6501 Flotilla Street
Commerce, CA  90040

Primerica Life Insurance Company                  631,376                   7.9%
388 Greenwich Street
Commerce, CA  90040

Albert O. Nicholas                                625,000                   7.9%
Nicholas Co., Inc.
700 North Water Street
Milwaukee, WI  53202

Howard Kaplan                                     610,000                   7.7%
99 Chauncy Street
Boston, MA  02111

Stanley M. Fridstein (4)                          427,009                   5.3%
5334 Sterling Center Drive
Westlake Village, CA  91361

Lenny M. Targon (5)                               362,300                   4.6%
5334 Sterling Center Drive
Westlake Village, CA  91361

Ronald J. Blumenthal (6)                           76,193                     *
5334 Sterling Center Drive
Westlake Village, CA  91361

Andrew Feshbach (7)                                10,317                     *
Big Dogs
121 Gray Avenue, Suite 300
Santa Barbara, CA  93101

Robert R. Hollman (7)                              10,317                     *
Topa Management
1800 Avenue of the Stars
Suite 1400
Los Angeles, CA  90067


Richard A. Kayne (7)                               10,317                     *
Kayne Anderson Investment Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Jerry R. Welch (7)(8)                              10,317                     *
Kayne Anderson Investment Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

Howard M. Zelikow (7)(8)                           10,317                     *
Kayne Anderson Investment Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA  90067

All executive officers and directors            4,058,101                    51%
as a group (14 persons) (9)

--------------------------------

     *  Less than one percent.

     (1) Except as otherwise noted below, the persons named in the table have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

     (2) Richard A. Kayne is the President, Chief Executive Officer and a Director of Kayne Anderson Investment Management, Inc., the general partner of KAIM Non-Traditional, L.P. ("KAIM"). Mr. Kayne has shared dispositive and voting power with KAIM with respect to the shares. The shares are held by four investment partnerships for which KAIM serves as general partner, including 1,261,703 shares held by Kayne, Anderson Non-Traditional Investments, L.P., 861,651 shares held by ARBCO Associates, L.P., 738,558 shares held by Offense Group Associates, L.P. and 215,412 shares held by Opportunity Associates, L.P.

     (3) Shares include currently exercisable stock options to purchase 10,317 shares of common stock.

     (4) Shares include (i) currently exercisable stock options to purchase 388,000 shares held by Mr. Fridstein, (ii) 14,939 shares held by the Company's employee stock ownership plan for the benefit of Mr. Fridstein and (iii) 24,070 shares which vest over time which are held by the Company's ESPP for the benefit of Mr. Fridstein.

     (5) Shares include (i) currently exercisable stock options to purchase 333,000 shares held by Mr. Targon, (ii) 1,204 shares held by the Company's employee stock ownership plan for the benefit of Mr. Targon,
          (iii) 2,620 shares held by the Company's employee stock ownership plan for the benefit of Mr. Targon's spouse, (iv) 3,991 vested shares held by the Company's ESPP for the benefit of Mr. Targon, (v) 695 vested shares held by the Company's ESPP for the benefit of Mr. Targon's spouse, (vi) 19,020 shares which vest over time which are held by the Company's ESPP for the benefit of Mr. Targon and (vii) 2,961 shares which vest over time which are held by the Company's ESPP for the benefit of Mr. Targon's spouse. Mr. Targon disclaims beneficial interest in his spouse's stock in the employee stock ownership plan and ESPP.

     (6) Shares include stock options to purchase 75,000 shares of common stock and 1,193 shares held by the Company's employee stock ownership plan for the benefit of Mr. Blumenthal.

     (7) All shares consist of currently exercisable options to purchase common stock.

     (8) Messrs. Welch and Zelikow are a Senior Vice President and a member of Kayne Anderson Investment Management, Inc., respectively; however, they disclaim beneficial ownership with respect to shares held by KAIM or any of its affiliates.

     (9) Shares include options to purchase common stock beneficially owned by executive officers and directors, including 75,000 with respect to Mr. Blumenthal, 75,000 with respect to Mr. Mitchell, 45,000 with respect to Ms. Shauer, 25,000 with respect to Ms. Platfoot, 20,000 with respect to Ms. Mickey, 20,000 with respect to Mr. Young, 10,317 with respect to each of Messrs. Feshbach, Hollman, Fred Kayne, Richard Kayne, Welch and Zelikow and 5,000 with respect to Mr. Pollock. Shares also include 3,077,709 shares beneficially owned by KAIM for which Mr. Richard A. Kayne shares dispositive and voting power.

                              EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:


                                                                          Executive
         Name             Age                Position                   Officer Since
         ----             ---                --------                   -------------
Jerry R. Welch             46         Chairman of the Board,                  1996
                                       President and Chief
                                        Executive Officer

Gina M. Shauer             33      Chief Financial Officer and                1994
                                            Secretary

Ronald J. Blumenthal       51         Senior Vice President                   1994

Ursula Mickey              30   Vice President-Catalog Operations             1996

Gerald E. Mitchell         41      Vice President-Merchandising               1996

Marilyn Platfoot           41    Vice President-Retail Operations             1996

Richard Pollock            44        Vice President-Logistics                 1996

Jeff Young                 29   Vice President-Information Systems            1996

All officers serve at the discretion of the Board of Directors.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     JERRY R. WELCH became Chief Executive Officer of the Company in March 1996, assumed the position of President in September 1996 and has served as Chairman of the Board since August 1995. Mr. Welch also serves as a Senior Vice President of Kayne Anderson Investment Management and has served in such capacity since January 1993. Mr. Welch is also the Chairman and Chief Executive Officer of Glacier Water Services, Inc. and has served in such capacities since April 1993 and September 1994, respectively. From October 1991 until his resignation in September 1992, Mr. Welch served as the Chief Executive Officer of Glacier Water Services, Inc.

     GINA M. SHAUER became Chief Financial Officer of the Company in May 1994 and Secretary in August 1995. Ms. Shauer is a Certified Public Accountant, and served as a Senior Manager with Price Waterhouse in Woodland Hills, California from January 1986 until April 1994.

     RONALD J. BLUMENTHAL became Senior Vice President of the Company in September 1996 and served as Vice President-Retail Operations from December 1993 to September 1996. Prior to joining the Company, Mr. Blumenthal served as Vice President of Store Operations for Cost Plus Imports, from 1990 until 1993, and for Jos. A. Bank Clothiers from 1985 until 1990, where he also served as Vice President, Real Estate.

     URSULA MICKEY became Vice President-Catalog Operations of the Company in April, 1996. Ms. Mickey's previous experience includes operations management positions for Sports Endeavors, Inc., Suarez Corporation, Graphik Dimensions, and G.E. Capital.

     GERALD E. MITCHELL became Vice President-Merchandising of the Company in July, 1996. Mr. Mitchell previously served as Vice President-Merchandising for Discovery Channel Stores in Dallas, Texas.

     MARILYN PLATFOOT became Vice President-Retail Operations of the Company in April, 1996. Ms. Platfoot previously served as Western Regional Manager for Brookstone Stores from 1992 to 1996. Prior to that, Ms. Platfoot spent 13 years with the Foxmoor Casual chain, ultimately serving as West Coast Regional Manager.

     RICHARD POLLOCK became Vice President-Logistics of the Company in September 1996 and served as Director of Logistics from June to September 1996. Prior to joining the Company, Mr. Pollock served as Regional Operations Manager with USCO Distribution Services and has held several senior level distribution positions.

     JEFF YOUNG was appointed to Vice President-Information Systems of the Company in September 1996. Prior to his appointment, Mr. Young served as the Company's Director of Information Systems since July 1990.

                             ELECTION OF DIRECTORS

     The Board of Directors proposes the election of six (6) directors, each to hold office until the next annual meeting and until their successors are elected and qualified. Unless authority to vote for directors has been withheld in the Proxy, the persons named in the enclosed Proxy intend to vote at the meeting for the election of the nominees presented below. All nominees have consented to serve as a director for the ensuing year. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named in the enclosed Proxy will vote for any substitute nominee designated by the Board of Directors.

     The candidates in the election of directors receiving the highest number of affirmative votes of the shares entitled to vote, up to the number of directors to be elected by such shares, will be elected. Votes against a candidate and votes withheld, including broker non-votes, have no legal effect on the election, however all such votes count as a part of the quorum. The names and certain information concerning the persons to be nominated as directors at the Annual Meeting are set forth below.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION
                     OF EACH OF THE NOMINEES NAMED BELOW.

DIRECTORS AND NOMINEES


    Name                Age   Director Since                    Business Experience
    ----                ---   --------------                    -------------------
Andrew Feshbach         35       1995            Mr. Feshbach is a Vice President of Fortune Financial, President of Big Dog
                                                 Sportswear and an Executive Vice President of Fortune Fashions. Previously, Mr.
                                                 Feshbach was a partner in Maiden Lane, a merchant bank, and a Vice President in the
                                                 Mergers and Acquisitions Group of Bear Stearns.

Robert R. Hollman       53       1995            Mr. Hollman has been President and Chief Executive Officer of Topa Management
                                                 Company since 1971 and President and Chief Executive Officer of Topa Savings Bank
                                                 since 1989. He has also been a Director and Officer of Topa Equities, Ltd., the parent company of Topa Savings Bank, since 1969.

Fred Kayne              58       1995            Mr. Kayne is President and Chairman of Fortune Financial, where he is responsible for directing all of its investment activities. Mr. Kayne is also President of
                                                 Fortune Fashions and Chairman of Big Dog Sportswear. Mr. Kayne was a partner of
                                                 Bear, Stearns & Co. Inc. until its initial public offering in 1985 after which he was a Managing Director and a member of the Board of Directors until he resigned in
                                                 1986. Fred Kayne and Richard A. Kayne are brothers.

Richard A. Kayne        51       1995            Mr. Kayne currently serves as President and Chief Executive Officer of Kayne
                                                 Anderson, and its broker dealer affiliate, K.A. Associates, Inc. Mr. Kayne has been with Kayne Anderson since 1985 when it was founded by Mr. Kayne and John E.
                                                 Anderson. He is also a Director of Foremost Corporation of America and Glacier
                                                 Water Services, Inc. Richard A. Kayne and Fred Kayne are brothers.

Jerry R. Welch          46       1995            See "Business Experience of Executive Officers" above.


Howard M. Zelikow       62       1995            Mr. Zelikow has been a management and financial consultant doing business at ZKA
                                                 Associates since 1987 and has been a member of Kayne Anderson since 1988. Mr.
                                                 Zelikow has been a director of Financial Security Assurance Holdings Ltd. since
                                                 1995 and has served as a director of Queensway Financial Holdings Limited since
                                                 1993. Mr. Zelikow was Executive Vice President and Chief Financial Officer of The
                                                 Progressive Corporation from 1976 through 1987. Mr. Zelikow was a director of
                                                 Victor Financial Corporation from 1991 to 1995, a director of Capital Guaranty
                                                 Corporation from 1994 to 1995, and a director of Nobel Insurance Limited from 1989 to 1993.

     The Directors of the Company serve until their successors are elected and duly qualified at next year's Annual Meeting of Shareholders, which is to be held on or about November 5, 1997. During fiscal year 1996, the Company's Audit Committee consisted of Messrs. Feshbach, Hollman and Zelikow. During fiscal year 1996, the Company's Compensation Committee consisted of Messrs. Welch, Richard Kayne and Fred Kayne. In February 1996, Mr. Welch resigned from the Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

     Your proxy cannot be voted for a greater number of persons than the number of nominees named.

ATTENDANCE AT MEETINGS

     During fiscal year 1996, the Board of Directors held a total of 5 meetings and the Compensation Committee held 2 meetings. No member of the Board of Directors or Compensation Committee attended fewer than 75% of the meetings of the Board or Compensation Committee. There were no Audit Committee meetings in fiscal year 1996.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the three fiscal years ended June 1, 1996, to the Company's Chief Executive Officer and the other executive officers who received at least $100,000 of compensation during the latest fiscal year.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                      Annual Compensation
                                                      -------------------
                                                                                Other
Name and Principal Position                Year       Salary      Bonus     Compensation (1)
---------------------------                ----       ------      -----     ----------------
Jerry R. Welch (2)                         1996         -0-         -0-          -0-
 Chairman of the Board, President
 and Chief Executive Officer

Stanley M. Fridstein (3)                   1996       140,000       -0-         12,522
  President and Director                   1995       142,000       -0-         16,302
                                           1994       134,000     139,400       25,002

Ronald J. Blumenthal                       1996       110,161      29,000        4,058
 Senior Vice President                     1995       106,346      10,000        -0-
                                           1994        37,692       -0-          -0-

Lenny M. Targon (4)                        1996       105,000       -0-         45,161
 Chief Executive Officer,                  1995       142,000       -0-         16,655
 Co-Vice Chairman and Director             1994       134,000     139,596       25,339

(1) Amounts shown represent Company contributions under the Company's Employee Stock Ownership Plan and, with the exception of Mr. Blumenthal, the Company's Employee Stock Purchase Plan for the listed executives and, with the exception of Mr. Blumenthal, the cost of term life insurance for the listed executives under the Company's split dollar life insurance policies for the calendar years ended during the fiscal year.

(2) Mr. Welch receives a fee for serving as a director (see Directors' Fees below), but receives no additional compensation for serving as Chief Executive Officer or President.

(3) Effective September 27, 1996, Mr. Fridstein resigned from his positions with the Company.

(4) Effective March 8, 1996, Mr. Targon resigned from his positions with the Company. Pursuant to such resignation, Mr. Targon received all base salary amounts to which he was entitled under his employment agreement for the fiscal year ended June 1, 1996. Additionally, all of Mr. Targon's stock options to purchase 388,000 shares of the Company's common stock became fully vested and may be exercised at any time through June 1, 2001, subject to the terms and conditions of such stock options. Included in Other Compensation are consulting fees and other amounts paid to Mr. Targon in accordance with the terms of his Termination Agreement.

DIRECTORS' FEES

     All of the Company's directors receive directors' fees of $3,000 per quarter. All of the members of the Board of Directors have elected, in lieu of such compensation, to receive options to purchase common stock of the Company at the fair market value on the date the options are granted.

OPTION GRANTED IN FISCAL 1996

     The following table provides certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended June 1, 1996.

                                INDIVIDUAL GRANTS
                                -----------------
                             NUMBER OF      % OF TOTAL                                POTENTIAL REALIZABLE VALUE AT
                             SECURITIES      OPTIONS                                     ASSUMED ANNUAL RATES OF
                             UNDERLYING     GRANTED TO     EXERCISE                   STOCK PRICE APPRECIATION FOR
                              OPTIONS       EMPLOYEES         OR                             OPTION TERM
                                            IN FISCAL     BASE PRICE    EXPIRATION           -----------
        NAME                 GRANTED         YEAR(3)      ($/SHARE)        DATE           5% ($)       10% ($)
        ----                 -------         -------      ---------     ----------        ------       -------
                             (#)(1)(2)
                             ---------
Jerry R. Welch.........         7,317        0.7%           4.25        10/17/00            6,702       14,432
                                3,000        0.3%           4.25        10/17/05            7,029       17,314
Stanley Fridstein......       388,000         38%           3.00         6/01/01          321,592      710,634
Ronald J. Blumenthal...        50,000        4.8%           4.63         4/15/06          145,589      368,951
                               25,000        2.4%           3.00         8/03/05           41,350      101,846
Lenny M. Targon........       388,000         38%           3.00         6/01/01          321,592      710,634

--------------------
(1) Messrs. Fridstein and Targon each had 450,000 option shares repriced and cancelled for 388,000 new option shares with an exercise price of $3.00 per share. Mr. Blumenthal had 25,000 option shares repriced and cancelled for 25,000 new options with an exercise price of $3.00. These repricings were approved by the Company's Compensation Committee of the Board of Directors (see Repricing of Stock Options below).

(2) Named Executive Officers receive options pursuant to the Company's stock compensation plans described elsewhere in this Proxy Statement. The material terms of that program related to recipients, grant timing, number of options, option price and duration are determined by the Board of Directors, subject to certain limitations.

(3) Including options of all employees that were granted in the repricing during the fiscal year (see Repricing of Stock Options below).


AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR END OPTION
VALUES

    The following table provides certain information regarding the exercise of stock options held by the Named Executive Officers during the fiscal year ended June 1, 1996 and the number and value of options held as of the end of such fiscal year.

                                                                           Number of Securities
                                                                          Underlying Unexercised          Value of Unexercised
                                                                                Options At                In-The-Money Options
                                                                            Fiscal Year End (#)         At Fiscal Year End ($)(2)
                                                                        ---------------------------    ---------------------------
                          Shares Acquired
Name                        on Exercise        Value Realized($)(1)     Execisable    Unexercisable    Exercisable   Unexercisable
----                      ---------------      --------------------     ----------    -------------    -----------   -------------
Jerry R. Welch                  -0-                    -0-                 10,317          -0-             25,148         -0-
Stanley Fridstein               -0-                    -0-                388,000          -0-          1,430,750         -0-
Ronald J. Blumenthal            -0-                    -0-                  8,333        66,667            21,673       173,390
Lenny M. Targon               45,000                 157,500              343,000          -0-          1,264,813         -0-

-------------------

(1) Mr. Targon exercised options to purchase 25,000 shares of the Company's common stock on May 22, 1996 and 20,000 shares on May 24, 1996. The closing sale price of the Company's common stock on the Nasdaq National Market System on both such dates was $6 1/2.

(2) On May 31, 1996 (the last day the Company's common stock was traded in fiscal year 1996), the closing sale price of the Company's common stock on the Nasdaq National Market System was $6 11/16.

REPRICING OF STOCK OPTIONS

    In August 1995, the Compensation Committee authorized the repricing of options held by Messrs. Fridstein and Targon. Pursuant to the repricing, options to purchase an aggregate of 900,000 shares of the Company's common stock at an exercise price of $3.33 were cancelled and options ("replacement options") to purchase an aggregate of 776,000 shares of the Company's common stock at an exercise price of $3.00 per share were issued in lieu thereof. Except for the reduced number of option shares and exercise price, the vesting periods and other terms of the options were not changed. Additionally, in August, 1995, the Compensation Committee authorized the repricing of 25,000 options held by Mr. Blumenthal. Pursuant to the repricing, options to purchase an aggregate of 25,000 shares at an exercise price of $4.38 were cancelled and options to purchase an aggregate of 25,000 shares with an exercise price of $3.00 were issued in lieu thereof.

                           TEN YEAR OPTION REPRICING

                                                                              MARKET                               LENGTH OF
                                          NUMBER OF          NUMBER OF       PRICE OF    EXERCISE               ORIGINAL OPTION
                                         SECURITIES          SECURITIES      STOCK AT    PRICE AT      NEW      TERM REMAINING
                           DATE OF       UNDERLYING          UNDERLYING       TIME OF     TIME OF    EXERCISE     AT DATE OF
         NAME             REPRICING   OPTIONS CANCELLED   REPRICED OPTIONS   REPRICING   REPRICING    PRICE        REPRICING
         ----             ---------   -----------------   ----------------   ---------   ---------   --------   ---------------
Stanley Fridstein         8/03/95          450,000            388,000          $3.00       $3.33      $3.00      Six Years
Lenny M. Targon           8/03/95          450,000            388,000          $3.00       $3.33      $3.00      Six Years
Ronald J. Blumenthal      8/03/95           25,000             25,000          $3.00       $4.38      $3.00      Ten Years

EMPLOYMENT AGREEMENTS

    No employment agreements are currently in effect between the Company and any of its employees.

STOCK COMPENSATION PROGRAMS

    The Company adopted the 1991 Employee Stock Option Plan, covering an aggregate of 300,000 shares of the Company's common stock, in October 1991. Options granted vest either 20% or 33% (depending on the terms of the individual grant) each year commencing on the grant date and expire 10 years thereafter. In August 1995, individuals holding options under the 1991 Plan were given the right to cancel their options (the "existing options") and have an equal number of options (the "new options") reissued to them at the fair market value of $3.00 per share. The vesting period on the existing options is 20% each year and the new options vest 33% each year, both from the date of grant. Options for 254,000 shares were outstanding as of June 1, 1996, 5,200 of which were exercisable.

    On January 13, 1992, the Company adopted the 1992 Stock Option Plan for Non-Employee Directors covering an aggregate of 50,000 shares of common stock. This plan provides that all non-employee directors will automatically receive options to purchase 5,000 shares exercisable at the fair market value at the date of grant. The Company granted options to purchase 10,000 shares at $4.25 per share on April 22, 1992 and 5,000 shares at $3.25 per share on September 14, 1992. These options vest 20% at the grant date and an additional 20% each year thereafter. Upon resignation of non-employee directors from the Company's Board of Directors, all unvested options expire. Of the 15,000 options granted under this plan, 8,000 were exercised in January 1996 and the remaining options expired.

    In October 1995, the Company adopted the 1995 Non-Employee Directors Option Plan covering an aggregate of 125,000 shares of common stock. This Plan provides for the annual issuance, to each non-employee director, of options to purchase 3,000 shares of common stock. In addition, each director is entitled to make an election to receive, in lieu of directors' fees, additional options to purchase common stock. The amount of additional options is determined based on an independent valuation such that the value of the options issued is equivalent to the fees that the director would be otherwise entitled to receive. Options issued under this plan vest on the anniversary date of their grant and upon termination of Board membership. 61,902 options were issued under the plan, none of which were exercisable at June 1, 1996.

    Prior to fiscal 1993, the employees of the Company participated in the ARC Employee Stock Ownership Plan (the "ARC ESOP") and the ARC Employee Stock Purchase Plan (the "ARC ESPP"). In fiscal 1993, the Company adopted a separate employee stock ownership plan (the "Company ESOP") and the employee stock purchase plan (the "Company ESPP") for the benefit of its employees. The employee balances in the ARC ESOP were transferred to the Company ESOP. The employee balances in the ARC ESPP remain in that plan.

    The Company matches employees' contributions to the Company ESPP at a rate of 50%. The Company's contributions amounted to $28,000, $58,000 and $56,000 in fiscal 1996, 1995 and 1994, respectively.

    The Company ESOP is funded exclusively by discretionary contributions determined by the Board of Directors. The Board of Directors authorized contributions of $70,000 in fiscal 1996 and $50,000 for both fiscal 1995 and 1994.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for approving compensation programs for the Company's management. During fiscal year 1996, the Compensation Committee consisted of Messrs. Welch, Richard Kayne and Fred Kayne. Mr. Welch resigned from the Compensation Committee in February 1996.

    Mr. Welch receives a fee for serving as a director, but receives no additional compensation for serving as Chief Executive Officer or President. Mr. Targon, who served as Chief Executive Officer through February 1996, received salary and other compensation in accordance with his employment agreement. In February 1996, Mr. Targon resigned and entered into a Termination Agreement with the Company. This agreement entitles Mr. Targon to receive the cash surrender value of his life insurance policy and salary and benefits pursuant to his employment agreement through May 1997. For fiscal year 1996, Mr. Fridstein received salary and other compensation in accordance with the terms of his employment agreement. In September 1996, Mr. Fridstein resigned and entered into a Termination Agreement with the Company. This agreement entitles Mr. Fridstein to receive the cash surrender value of his life insurance policy and salary and benefits pursuant to his employment agreement through May 1997.

    The Compensation Committee believes that the compensation provided to employees of the Company must be competitive for the Company to attract or obtain highly qualified and experienced key employees. Based upon a preliminary review, the Compensation Committee believes that, overall, the Company's compensation programs are competitive with those of comparable companies.

                                   COMPENSATION COMMITTEE

                                   Richard A. Kayne       Fred Kayne

    Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report, and the performance graph immediately following, shall not be incorporated by reference into any such filings.

PERFORMANCE GRAPH

    This graph compares the Company's cumulative total return to shareholders during the period since the Company first had a publicly traded security, October 11, 1991, with that of the Nasdaq Market ("Broad Market") Index and a peer group of companies ("Industry Index")(1).



               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
          AMONG THE RIGHT START INC., INDUSTRY INDEX AND BROAD MARKET

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           RIGHT START    INDUSTRY      BROAD
(Fiscal Year Covered)           INC          INDEX        MARKET
-------------------          ----------     ---------     ------
Measurement Pt-  1991        $100.00        $100.00      $100.00
FYE   1992                   $ 58.82        $109.05      $101.52
FYE   1993                   $ 78.43        $134.51      $121.48
FYE   1994                   $ 69.61        $158.93      $133.23
FYE   1995                   $ 39.22        $120.73      $145.81
FYE   1996                   $101.96        $171.96      $205.82


    (1) The Industry Index chosen includes all the companies with publicly traded securities with the same four digit SIC code, 5961 - Catalog and Mail-Order Houses. There are twenty-three companies in that category including the Company.

    Assumes $100 invested on October 11, 1991, the date the Company first went public and assumes dividends reinvested.

                       COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers, directors and persons who own more than 10% of the Company's common stock to file reports of ownership on Forms 3, 4 and 5 with the Commission. Executive officers, directors and 10% stockholders are required by the Commission to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners complied with all the filing requirements applicable to them with respect to transactions during fiscal 1996.


                           CERTAIN RELATIONSHIPS AND
                             RELATED TRANSACTIONS

    Since May 30, 1995, the Company provided telemarketing services to K.A.Industries, Inc., a corporation of which Richard Kayne is a majority owner. Pursuant to a telemarketing agreement, the Company received an initial program development fee of $5,000 and is paid additional amounts based upon usage. On July 29, 1996, the Company assigned this agreement, together with substantially all of the other assets relating to its telemarketing services business, to an unrelated third party, Blasiar, Inc., for cash and a promissory note. In connection with this transaction, the Company separately contracted to receive telemarketing services from Blasiar, Inc.

    Since August 5, 1995, Kayne, Anderson has provided management, consulting and advisory services to the Company for which it is entitled to receive a fee of $100,000 per year.


                                 PROPOSAL ONE

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The firm of Price Waterhouse LLP, the Company's independent accountants for the fiscal year ended June 1, 1996, was selected by the Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, to act in the same capacity for the fiscal year ending May 31, 1997. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor. The Board of Directors is asking for ratification of such appointment of the auditors by the Company's shareholders.

    Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE.

                                 PROPOSAL TWO

           APPROVAL OF AMENDMENT TO 1991 EMPLOYEE STOCK OPTION PLAN

    The Board of Directors has proposed to amend Article 3 of the Company's 1991 Plan to increase the maximum number of shares of the Company's common stock subject to the 1991 Plan from 300,000 to 450,000 shares. The proposed amendment to the 1991 Plan reads as follows:

          "3.  Shares Subject to the Plan.
               --------------------------

               The stock issuable under this Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock ("Common Stock"). The total number of shares of Common Stock that may be issued under this Plan shall not exceed 450,000 shares in the aggregate, subject to adjustment as provided in Section 8 below."

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1991 EMPLOYEE STOCK OPTION PLAN.


                                 ANNUAL REPORT

The Annual Report of the Company including financial statements for the fiscal year ending June 1, 1996, is being forwarded to each shareholder with this Proxy Statement.


                                 OTHER MATTERS

The Board of Directors has no knowledge of any other matters which may come before the Annual Meeting. If any other matters shall properly come before the meeting, the persons named in the Proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.


                           PROPOSALS OF SHAREHOLDERS

    Proposals of shareholders intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Secretary of the Company prior to July 4, 1997 for inclusion in the Proxy Statement for the Annual Meeting of Shareholders scheduled to be held on or about November 5, 1997.

    Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.


                                               Gina M. Shauer
                                               Secretary

Dated:  September 30, 1996

                                 AVAILABILITY

    COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, THE RIGHT START, INC., 5334 STERLING CENTER DRIVE, WESTLAKE VILLAGE, CALIFORNIA 91361.


                          FORWARD-LOOKING STATEMENTS

    This Proxy Statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Proxy Statement are intended to be subject to the safe harbor protection provided by Sections 27A and 21E. All forward-looking statements involve risks and uncertainties. Although the Company believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not materially differ from its expectations. For factors that may cause actual results to materially differ from expectations and underlying assumptions, see the Company's Registration Statement on Form S-3 (File No. 333-08175) and periodic reports, including the Annual Report on Form 10-K for the year ended March 31, 1996, filed by the Company with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

PROXY
                             THE RIGHT START, INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS

  JERRY R. WELCH, with full power of substitution, is hereby appointed proxy to vote the stock of the undersigned in The Right Start, Inc. at the Annual Meeting of Shareholders on November 12, 1996, and at any adjournments, to be held at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California.

MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" AUTHORITY ON ELECTION OF DIRECTORS AND FOR THE BOARD'S PROPOSALS ONE AND TWO.

     ELECTION OF DIRECTORS

     [_] FOR all Nominees listed below
         (except as indicated to the        [_] WITHHOLD AUTHORITY to vote
         contrary below)                    for all Nominees listed below

  Jerry Welch, Richard Kayne, Fred Kayne, Andrew Feshbach, Robert Hollman and
                                Howard Zelikow.

INSTRUCTION: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.

--------------------------------------------------------------------------------

PROPOSAL 1. RATIFICATION OF AUDITORS

  FOR [_] AGAINST [_] ABSTAIN [_] -- PROPOSAL 1 appointment of Price Waterhouse LLP as auditors for fiscal 1997.

PROPOSAL 2. APPROVAL OF AMENDMENT TO OPTION PLAN

  FOR [_]AGAINST [_]ABSTAIN [_] -- PROPOSAL 2 approval of proposed amendment to The Right Start, Inc. 1991 Employee Stock Option Plan.

  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.




THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTOR NOMINEES AND FOR PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR WHICH THE AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.
                                                  Please sign exactly as name
                                                  appears hereon.

                                                  -----------------------------

                                                  -----------------------------

                                                  Dated: ________________, 1996

                                                  When shares are held by
                                                  joint tenants, both should
                                                  sign. When signing as
                                                  attorney, as executor,
                                                  administrator, trustee or
                                                  guardian, please indicate as
                                                  such. If a corporation,
                                                  please sign in full
                                                  corporate name by President
                                                  or other authorized officer.
                                                  If a partnership, please
                                                  sign in partnership name by
                                                  authorized person.

        PLEASE DATE, SIGN AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE